NEW ENGLAND ZENITH FUND

                  STATEMENT OF ADDITIONAL INFORMATION

                              May 1, 1997
                     As revised December 19, 1997

























This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.
                           TABLE OF CONTENTS




                                                        Page
    Investment Objectives and Policies                   3

    Miscellaneous Investment Practices                   8

    Determination of Net Asset Values                    20

    Fund Performance                                     21

    Trustees and Officers                                27

    Advisory Arrangements                                29

    Distribution Agreement                               37

    Other Services                                       37

    Portfolio Transactions and Brokerage                 38

    Description of the Fund                              40

    Appendix A-1 (Description of Bond Ratings)           43

    Appendix A-2 (Description of Commercial Paper        45
    Ratings)

    Appendix B                                           46

    Appendix C                                           49


                  INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of each Series (collectively and individually the "Series") of New England Zenith Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus following the caption "Investment Objectives and Policies." There can be no assurance that any of the Series will achieve its objective. The investment policies of each Series set forth in the Prospectus and in this Statement of Additional Information may be changed without shareholder approval, except for any policy as to which the Prospectus or this Statement of Additional Information explicitly indicates that such approval is required, and except for the investment objectives of the Money Market, Bond Income, Capital Growth, Growth and Income, Avanti Growth, Stock Index, Managed and Small Cap Series, which have fundamental investment objectives.

  The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this Statement of Additional Information, mean, with respect to a Series, approval by the lesser of (i) 67% of the shares of the Series represented at a meeting at which more than 50% of the outstanding shares of such Series are represented or (ii) more than 50% of the outstanding shares of such Series.

Loomis Sayles Small Cap Series

  As indicated in the Prospectus following the caption "Investment Objective and Policies -- Loomis Sayles Small Cap Series," the Loomis Sayles Small Cap Series seeks to attain its investment objective of long-term capital growth through investments in common stocks or their equivalent.

  Loomis Sayles & Company, L.P. ("Loomis Sayles"), the Series' subadviser, manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

  Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Morgan Stanley International Magnum Equity Series (formerly, Draycott International Equity Series)

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Morgan Stanley International Magnum Equity Series," the Morgan Stanley International Magnum Equity Series seeks to attain its investment objective of long-term capital appreciation primarily through investment in international equity securities.

  The Series will invest primarily in international equity securities; however, the Series' investment objective will be long-term capital appreciation. The production of any current income will be incidental to this objective. The countries in which the Series may invest are those represented in the Morgan Stanley Capital International Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most of the nations in Western Europe and certain developed countries in Asia such as Hong Kong and Singapore. The Series may also invest up to 5% of its assets in non-EAFE countries. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three different countries outside the United States.

  In managing the Series' portfolio, Morgan Stanley Asset Management, Inc. ("MSAM") will first determine what percentage of the Series' assets should be invested in each region represented in the EAFE Index. This determination will be based on projections of comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. After these regional allocations are determined, the portfolio manager for each region selects the stocks of issuers in these respective region.

Alger Equity Growth Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Alger Equity Growth Series," the Alger Equity Growth Series seeks to attain its investment objective of long-term capital appreciation by investing primarily in a diversified, actively managed portfolio of equity securities, principally in companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

Capital Growth Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Capital Growth Series," the Capital Growth Series seeks to attain its investment objective of long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The selection of common stocks for the Capital Growth Series' investment portfolio is based on the assessment of the Series' adviser, Capital Growth Management Limited Partnership ("CGM"), that the common stock is attractively priced relative to its earnings and growth potential.

  The Series does not consider current income as a significant factor in selecting its investments. However, during periods when management considers that economic or market conditions make it desirable, the Series may take a defensive position by investing a substantial portion of its assets in cash or fixed-income securities (bonds, notes and money market instruments). No estimate can be made as to when or for how long the Series will employ such defensive strategies; however, in the past, such periods have been as long as one year.

  The Capital Growth Series does not currently intend to invest in restricted securities, options or warrants although, subject to its investment restrictions, it may do so in the future. See "Investment Restrictions."

  Although the Capital Growth Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Capital Growth Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Capital Growth Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Loomis Sayles Avanti Growth Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Loomis Sayles Avanti Growth Series," the Loomis Sayles Avanti Growth Series seeks to attain its investment objective of long-term growth of capital through ordinarily investing substantially all of its assets in equity securities. Investments are selected by the Series' subadviser, Loomis Sayles, based on their growth potential; current income is not a consideration.

  Although the Loomis Sayles Avanti Growth Series' objective is long-term capital growth, it may sell securities to reflect changes in Loomis Sayles' assessment of the relative attractiveness of particular investments. As a result, the Loomis Sayles Avanti Growth Series, under certain market conditions, may experience high portfolio turnover. High portfolio turnover involves correspondingly higher brokerage commissions than would be experienced by a similar fund with lower turnover. In addition, the Series may invest cash temporarily in money market instruments and related repurchase agreements, as described below under "Miscellaneous Investment Practices--Money Market Instruments."

Davis Venture Value Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Davis Venture Value Series," the Davis Venture Value Series seeks to attain its investment objective of growth of capital by investing in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million. It may also invest in issues with smaller capitalizations.

Westpeak Growth and Income Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Westpeak Growth and Income Series," the Westpeak Growth and Income Series seeks long-term total return (capital appreciation and dividend income) through investment in equity securities, both in securities that the Series' subadviser, Westpeak Investment Advisors, L.P. ("Westpeak"), believes are undervalued ("value" style) and securities of companies that Westpeak believes have growth potential ("growth" style). The Westpeak Growth and Income Series will ordinarily invest substantially all of its assets in equity securities.

  Although the Westpeak Growth and Income Series' objective is long-term total return, it may sell securities to reflect changes in Westpeak's assessment of the relative attractiveness of particular investments. As a result, the Westpeak Growth and Income Series, under certain market conditions, may experience high portfolio turnover. High portfolio turnover involves correspondingly higher brokerage commissions than would be experienced by a similar fund with lower turnover.

  The assets of the Westpeak Growth and Income Series that are not invested in equity securities will be held in cash or invested as described below under "Miscellaneous Investment Practices--Money
Market Instruments."

Westpeak Stock Index Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Westpeak Stock Index Series," the Westpeak Stock Index Series uses the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") as the standard of performance comparison because that index currently represents a significant percentage of the total market value of all United States publicly traded common stocks, is well known to investors, and is commonly regarded as representative of the performance of United States publicly traded common stocks taken as a whole.

  The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Series, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. The stocks included in the S&P 500 Index may change from time to time.

  The Westpeak Stock Index Series is not managed through traditional methods of investment management, which typically attempt to use economic, financial and market analysis to select undervalued stocks or stocks of companies that may experience above-average growth, nor will the adverse financial situation of a company necessarily result in the elimination of its stock from the Westpeak Stock Index Series' portfolio. As described in the Prospectus, stocks will be selected in an attempt to approximate the performance of the S&P 500 Index and to minimize tracking error. From time to time, adjustments may be made in the Westpeak Stock Index Series' investment portfolio, but such changes should be infrequent compared to those of most management investment companies. Westpeak currently expects that such adjustments will ordinarily be made on a monthly basis, but such adjustments could be made more or less frequently, depending on changes in the size of the Westpeak Stock Index Series, among other factors. As a consequence of the relative infrequency of portfolio adjustments, brokerage and other transaction costs are expected to be relatively low. However, these costs and other expenses may cause the return of the Westpeak Stock Index Series to be lower than the return of the S&P 500 Index. In addition, the relative infrequency of portfolio adjustments may result in increased tracking error, to the extent that new cash that has come into the Series is held, or invested in money market instruments and repurchase agreements, pending the next portfolio adjustment, rather than invested immediately in common stocks included in the S&P 500 Index.

  It is the Westpeak Stock Index Series' policy to be fully invested in common stocks. However, the Westpeak Stock Index Series may hold a portion of its assets, which will not exceed 5% (not including additional cash that has come into the Series and is pending investment in common stocks), in cash to meet redemptions and other day-to-day operating expenses. The Series may also engage in futures transactions to reduce tracking error. In addition, the Westpeak Stock Index Series may invest cash temporarily in money market instruments and repurchase agreements, as described below under "Miscellaneous Investment Practices -- Money Market Instruments".
Such temporary investments will only be made with cash held to maintain liquidity or pending investment, and will not be made for defensive purposes in the event or in anticipation of a general decline in the market prices of stocks in which the Series invests. A defensive investment posture is precluded by the Westpeak Stock Index Series' investment objective to provide investment results that correspond to the price and yield performance of a universe of common stocks. Investors in the Westpeak Stock Index Series therefore bear the risk of general declines in stock prices in the stock markets.

  The index that the Westpeak Stock Index Series uses as a standard of comparison in seeking to achieve its objective may be changed without shareholder approval. At some time in the future, another index may be selected if such a standard of comparison is deemed more appropriate than the S&P 500 Index as an indicator of the performance of United States publicly traded common stocks.

Loomis Sayles Balanced Series

  As disclosed in the Prospectus under the caption "Investment
Objectives and Policies -- Loomis Sayles Balanced Series," the Loomis Sayles Balanced Series seeks to attain its investment objective of reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on its subadviser's view of the economic and investment outlook. Most of the Series' investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long-term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, STRIPs and inverse floaters, subject to a limit of 5% of the Series' assets for each of these types of instruments. The Series invests at least 25% of its assets in fixed-income senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities.

Back Bay Advisors Managed Series

  As indicated in the Prospectus following the caption "Investment Objective and Policies -- Back Bay Advisors Managed Series," the Back Bay Advisors Managed Series' investment portfolio will generally contain a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments. Each of these categories of investments involves certain risks.

  The text of the Prospectus following the caption "Investment Objective and Policies -- Back Bay Advisors Money Market Series," contains a description of the money market instruments and related repurchase agreements in which the Back Bay Advisors Managed Series may invest; for a fuller description, see "Miscellaneous Investment Practices--Money Market Instruments," below.

  The portion of the Back Bay Advisors Managed Series' investment portfolio consisting of notes and bonds will be invested in bonds of the types in which the Back Bay Advisors Bond Income Series is permitted to invest. These investments may include both bonds in the four highest rating categories of Moody's or Standard & Poor's (which are described in Appendix A-1 hereto) and lesser rated or non-rated bonds (the risks associated with which are described in the Prospectus under "Investment Objectives and Policies -- Back Bay Advisors Bond Income Series"). The Series will purchase and sell securities for the bond portion of its portfolio in anticipation of or in response to changes in yield relationships, markets or economic conditions. The bond portion of the Series' investment portfolio will also be invested to take advantage of temporary disparities in the relative values of certain sectors of the market for fixed-income securities. As a result of these policies, the bond portion of the Series' portfolio, under certain market conditions, may experience high portfolio turnover.

  Because the securities in its portfolio are subject to price declines as well as price advances, at times the net asset value per Back Bay Advisors Managed Series share may be less than a shareholder's original cost. There can be no assurance that the Back Bay Advisors Managed Series' investment objective will be attained.

Salomon Brothers Strategic Bond Opportunities Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Salomon Brothers Strategic Bond Opportunities Series," the Salomon Brothers Strategic Bond Opportunities Series seeks to attain its investment objective of a high level of total return consistent with preservation of capital by assessing the relative risks and opportunities available in various market segments and allocating assets primarily among U.S. Government obligations, mortgage backed securities, domestic corporate debt and international debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) and domestic and sovereign corporate debt and international debt securities rated below investment grade.

Back Bay Advisors Bond Income Series

  The text of the Prospectus following the caption "Investment Objectives and Policies -- Back Bay Advisors Bond Income Series" gives a description of the securities in which the Back Bay Advisors Bond Income Series may invest. Although at least 80% of the Series' bond investments will carry investment grade ratings (see Appendix A-1) from one of the recognized rating services, the Series may purchase nonrated or lower-rated bonds, which may be traded only over-the-counter. Nonrated bonds are so categorized because the bond's rating has been suspended or because the issuer did not seek a rating of the bonds from Moody's or Standard & Poor's.

  As described in the Prospectus, the average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years. Depending on market conditions, the Back Bay Advisors Bond Income Series may take a defensive position by investing a substantial portion of its assets in the money market instruments eligible for purchase by the Back Bay Advisors Money Market Series.
No estimate can be made as to when or for how long the Series would employ such defensive strategies.

  The Back Bay Advisors Bond Income Series purchases and sells portfolio investments in anticipation of or in response to changes in yield relationships, markets or economic conditions. The Back Bay Advisors Bond Income Series also invests to take advantage of temporary disparities in the relative values of certain sectors of the market for fixed-income securities. As a result of these policies, the Back Bay Advisors Bond Income Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict.

  Since levels of interest rates vary from time to time, there can be no assurance as to the Back Bay Advisors Bond Income Series' current income for any particular period. Moreover, since all securities are subject to price declines as well as price advances, at times the net asset value per Back Bay Advisors Bond Income Series share may be less than a shareholder's original cost. In recent years, prices for fixed-income securities have generally been more volatile than they were in prior periods, and this has increased the market risk of holding such securities.

Salomon Brothers U.S. Government Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Salomon Brothers U.S. Government Series," the Salomon Brothers U.S. Government Series seeks to attain its investment objective of providing a high level of current income consistent with preservation of capital and maintenance of liquidity by investing primarily in debt obligations and, to the extent allowed by state law and regulation, in mortgage backed securities issued or guaranteed by the U. S. Government its agencies, authorities or instrumentalities or derivative securities such as collateralized mortgage obligations ("CMOs") backed by such securities.

Back Bay Advisors Money Market Series

  The text of the Prospectus following the caption "Investment Objectives and Policies -- Back Bay Advisors Money Market Series" gives a description of the money market instruments in which the Back Bay Advisors Money Market Series may invest. For a fuller description of those money market instruments and some of the risks relating thereto, see "Money Market Instruments," below. The Back Bay Advisors Money Market Series will invest only in securities which the Series' subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), acting pursuant to guidelines established by the Fund's Board of Trustees, has determined are of high quality and present minimal credit risk.

  As indicated in the Prospectus, all the Back Bay Advisors Money Market Series' money market instruments mature in less than 397 days and the average maturity of the Back Bay Advisors Money Market Series' portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Valuation of Portfolio Securities" and "Fund Performance." Where obligations of greater than one year are used to secure the Back Bay Advisors Money Market Series' repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Back Bay Advisors Money Market Series will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

  In seeking to provide the highest possible level of current income consistent with preservation of capital, the Back Bay Advisors Money Market Series may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Back Bay Advisors Money Market Series, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Series may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Series, may result in frequent changes in the Series' investment portfolio of money market instruments.

  The value of the securities in the Series' investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Back Bay Advisors Money Market Series could require the sale of portfolio investments at a time when a sale might not be desirable.

                  MISCELLANEOUS INVESTMENT PRACTICES

  The following information relates to some of the certain investment practices in which certain Series may engage. The table indicates which Series may engage in each of these practices.

Practices                        Series
Money Market Instruments         All Series

U.S. Government Securities       All Series

Convertible Securities           Morgan Stanley International Magnum
                                   Equity Series
                                 Alger Equity Growth Series
                                 Capital Growth Series
                                 Loomis Sayles Avanti Growth Series
                                 Loomis Sayles Balanced Series
                                 Back Bay Advisors Managed Series
                                 Salomon Brothers Strategic Bond
                                   Opportunities Series
                                 Back Bay Advisors Bond Income Series

Reverse Repurchase Agreements and  Salomon Brothers Strategic Bond
Dollar Rolls                     Opportunities Series
                              Salomon Brothers U.S. Government Series

Lending of Portfolio Securities    Alger Equity Growth Series
                              Davis Venture Value Series
                              Back Bay Advisors Managed Series
                              Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Back Bay Advisors Bond Income Series
                              Salomon Brothers U.S. Government Series
                              Morgan Stanley International Magnum
                                 Equity Series

Privately-Issued Mortgage     Salomon Brothers Strategic Bond
Securities                    Opportunities Series
                              Salomon Brothers U.S. Government Series

Asset-Backed Securities; Types of  Loomis Sayles Balanced Series
Credit Support                   Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Salomon Brothers U.S. Government Series

STRIPs                             Loomis Sayles Balanced Series
                              Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Salomon Brothers U.S. Government Series

Stripped Mortgage Securities       Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Salomon Brothers U.S. Government Series
                              Loomis Sayles Balanced Fund

Swaps, Caps, Floors, Collars, Etc. Salomon Brothers Strategic Bond
                                 Opportunities Series

Eurodollar Futures and Options     Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Salomon Brothers U.S. Government Series

High Yield/High Risk Foreign       Salomon Brothers Strategic Bond
Sovereign Debt Securities        Opportunities Series

Futures and Options                Morgan Stanley International Magnum
                                 Equity Series
                              Davis Venture Value Series
                              Westpeak Growth and Income Series
                              Westpeak Stock Index Series
                              Loomis Sayles Balanced Series
                              Back Bay Advisors Managed Series
                              Salomon Brothers Strategic Bond
                                 Opportunities Series
                              Salomon Brothers U.S. Government Series

Foreign Currency Hedging      Morgan Stanley International Magnum
Transactions                     Equity Series
                              Davis Venture Value Series
                              Salomon Brothers Strategic Bond
                                 Opportunities Series

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Series only when the Series' adviser or subadviser believes the risks are minimal.

  The following constitutes a description of the money market instruments which may be purchased by the Back Bay Advisors Money
Market Series, and by any of the Series, some of which may only invest for temporary defensive purposes.

  U.S. Government Securities -- are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

  Repurchase Agreements -- are agreements by which a Series purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Series the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Series may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Series may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Series seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

  Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

  Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

  Eurodollar Obligations -- are obligations of foreign branches of U.S. banks.

  Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. For a description of commercial paper ratings see Appendix A-1.

  U.S. Government Securities - The Series may invest in some or all of the following U.S. Government Securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

 . U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

 . U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

 . "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

 . "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

 . "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

  As described in the prospectus, U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Series' net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Series' average maturity is longer, under certain market conditions, a Series may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

  Convertible Securities - The Series listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

  Reverse Repurchase Agreements and Dollar Roll Agreements - The
Series may enter into reverse repurchase agreements and dollar roll agreements with qualified institutions to seek to enhance returns.

  Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

  The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

  The Series will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Series.

  Lending of Portfolio Securities - The Series listed above may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. (The Series (except the Salomon Brothers U.S. Government Series) at the present time have no intention to engage in the lending of portfolio securities.) The Series will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described in the Prospectus. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any one time would exceed 15% of the respective Series' total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Series. A Series pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

  Privately-Issued Mortgage Securities - The Series listed above may invest in privately-issued pass through securities that provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description under "Investment Risks" in the Prospectus). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements.

  Asset Backed Securities As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be considered illiquid securities for the purposes of the investment policy that limits a Series' investments in illiquid securities to 15% of net assets.

  Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

  STRIPs - In addition to the U.S. Government securities discussed above, the Series listed above may invest in separately traded interest components of securities issued or guaranteed by the United States Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the interest components are individually numbered and separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Stripped Mortgage Securities - Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Series invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

  Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in a Series' net asset value.

  In addition to the stripped mortgage securities described above, the Series listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Series may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Series.

  Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

  Swaps, Caps, Floors, Collars, Etc. - The Series listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Series will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

  A Series will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Series maintains in a segregated account with its custodian assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act"), as amended, and, thus, will not be treated as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Series' subadviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

  The liquidity of swap agreements will be determined by a Series' subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

  Each Series will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Series enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

  Eurodollar Futures and Options - The Series listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

  High Yield/High Risk Foreign Sovereign Debt Securities - The Series listed above may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history.

  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Series will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Futures and Options

  Futures Contracts. A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

  When a trader, such as a Series, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Series with a long position in a futures contract will establish a segregated account with the Series' custodian containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Series will establish a segregated account with the custodian with cash or high grade liquid debt assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

  Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

  Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

  The Westpeak Stock Index Series may purchase and sell futures contracts on the S&P 500 Index solely for the purpose of reducing the risk of tracking error arising from holding cash from new investments in the Series or in anticipation of shareholder redemptions. The Back Bay Advisors Managed Series may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds. The Westpeak Growth and Income Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions.

  Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission.

  An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

  A call option on a futures contract written by a Series is considered by the Series to be covered if the Series owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Series is considered to be covered if the Series owns a security deliverable under the option. A written call option is also covered if the Series holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, Treasury bills or other high grade liquid obligations in a segregated account with its custodian.

  A put option on a futures contract written by a Series, or a put option on a security written by a Series, is covered if the Series maintains cash, U.S. Treasury bills or other high-grade liquid debt obligations with a value equal to the exercise price in a segregated account with the Series' custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

  Closing a written call option will permit the Series to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Series to write another put option secured by the segregated cash, U.S. Treasury bills or other high-grade liquid obligations used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Series investments. If a Series desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

  The Series will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Series will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

  Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e. a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Series will have a net gain from the options transaction, and the Series' total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Series when the put options are closed.

  An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Series will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Series might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Series cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

  The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government Securities and the assets used as cover for written over-the-counter options on U.S. Government Securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a mutual fund such as a Series, and such Series has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Series only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

  Risks Related to Futures and Options. The use of futures contracts and options involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Series' use of futures contracts or options will not be fully effective unless the Series can compensate for such imperfect correlation. There is no assurance that the Series will be able to effect such compensation.

  The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Series would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Series may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Series may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

  There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security of index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Series will typically not own all of the securities included in a particular index.)

  Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

  Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

  An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Series would have to exercise the option in order to realize any profit. If the Series that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Series purchases foreign futures or options.

  The successful use of transactions in futures and options depends in part on the ability of the Series to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Series may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Series holds futures or options positions, the Series will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Series' total return for such period may be less than if it had not engaged in the futures or option transaction.

  Future Developments. The above discussion relates to the Series' proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Series may also use additional types of futures contracts or options and other similar or related investment techniques.

  Foreign Currency Hedging Transactions - To protect against a change in the foreign currency exchange rate between the date on which a Series contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Series might purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Series may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Series will maintain cash or high-quality debt obligations in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Series' liquid holdings that settle in the relevant currency and the Series' outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Series' use of currency hedging transactions may be limited by tax considerations. The Series may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures and Options," above.

                   DETERMINATION OF NET ASSET VALUES

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," the value of each Series' portfolio assets is determined by that Series' adviser (subadviser, in the case of Series that have a subadviser). The net asset value of each Series' shares is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open and there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value of a Series' shares is materially affected. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Expenses of each Series are paid or accrued each day.

Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Loomis Sayles Avanti Growth, Davis Venture Value, Westpeak Growth and Income, Westpeak Stock Index, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government Series

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," each of the Series listed above values its portfolio securities (other than fixed-income securities maturing in 60 days or less, which are valued using the amortized cost method) at market value where current market quotations are readily available and otherwise values them at fair value as determined in good faith by the Trustees or by the particular Series' adviser or subadviser under the supervision of the Board of Trustees. Each of the advisers and subadvisers has been authorized to delegate certain price determinations to pricing services or facilities which they select. Securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal exchange or, if there is no reported sale during the day, and in the case of over-the-counter securities, at the last reported bid price estimated by a broker.

Back Bay Advisors Managed Series

  Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal exchange or, if there is no reported sale during the day, and in the case of over-the-counter securities, at the last bid price. Debt securities are valued at market value where current market quotations are readily available. Where current market quotations are not readily available, a pricing service selected by Back Bay Advisors, acting pursuant to the authorization of the Board of Trustees, values the securities at fair value. The pricing service employed will be one that determines valuations of normal institutional-sized trading units of long-term debt securities. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by Back Bay Advisors acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by Back Bay Advisors acting pursuant to the direction of the Board.

Back Bay Advisors Bond Income Series

  As described in the text of the Prospectus following the caption
"Net Asset Values and Portfolio Valuation," the Back Bay Advisors Bond Income Series values certain portfolio securities (other than fixed-income securities maturing in 60 days or less, which are valued using the amortized cost method) at market value where current market quotations are readily available. Where current market quotations are not readily available, a pricing service selected by Back Bay
Advisors, pursuant to the authorization of the Board of Trustees, values the securities at fair value. The pricing service employed will be one that determines valuations of normal institutional-sized trading units of long-term debt securities. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by Back Bay Advisors acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by Back Bay Advisors acting pursuant to the direction of the Board. Securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal exchange, or if there is no reported sale, and in the case of over-the-counter securities, at a bid price estimated by a broker.

Back Bay Advisors Money Market Series

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," the portfolio of the Back Bay Advisors Money Market Series will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of the Back Bay Advisors Money Market Series may at times be more or less than their market value.

  By using amortized cost valuation, the Back Bay Advisors Money Market Series seeks to maintain a constant net asset value of $100 per share despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Back Bay Advisors Money Market Series were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Back Bay Advisors Money Market Series. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Trustees monitor the deviation between the net asset value per share of the Back Bay Advisors Money Market Series as determined by using available market quotations and its amortized cost price per share. Back Bay Advisors makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1% for the Back Bay Advisors Money Market Series, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of the Back Bay Advisors Money Market Series and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity; withholding dividends; or utilizing a net asset value per share as determined by using available market quotations.

                           FUND PERFORMANCE

Calculations of Yield and Return

  Yield of the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series. As summarized in the Prospectus under the caption "Performance Information," the yield of each of these Series will be computed in accordance with the SEC's standardized formula by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's net asset value (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities.

  These Series' yield will vary from time to time depending upon market conditions, the composition of the Series' portfolio and the operating expenses of the Series. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Back Bay Advisors Bond Income Series' yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Series' shares and to the relative risks associated with the investment objectives and policies of the Series. Yield information may be useful in reviewing such Series' performance and providing a basis for comparison with other investment alternatives, although the yields of the Series do not take into account any of the fees imposed in connection with the purchase of variable life insurance policies or variable annuity contracts offered by New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife"). Yield may be stated with or without giving effect to any expense limitations in effect for the Series.

  At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  Investors are specifically advised that share prices, expressed as the net asset value per share, will vary just as yields will vary. An investor's focus on the yield of a Series to the exclusion of consideration of the share price may result in the investor's misunderstanding the total return he or she may derive from the Series.

  Yield of the Back Bay Advisors Money Market Series. The Back Bay Advisors Money Market Series' yield represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing
(i) the net change in the value of the account for the base period by
(ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of the Back Bay Advisors Money Market Series will vary depending on prevailing interest rates, the operating expenses of the Series and the quality, maturity and type of instruments held in the portfolio of that Series. Yield information may be useful in reviewing such Series' performance and providing a basis for comparison with other investment alternatives, although the yield of the Back Bay Advisors Money Market Series does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by NELICO or MetLife. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of the Back Bay Advisors Money Market Series may be for any specified period in the future.

  Calculation of Total Return. As summarized in the Prospectus under the heading "Performance Information," total return is a measure of the change in value of an investment in a Series over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Series rather than paid to the investor in cash. Total return may be higher or lower than past performance and there can be no assurance that any historical results will continue.

  The formula for total return used by a Series includes three steps:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a Series all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") or TNE Advisers, Inc.. Total return would be lower for these Series if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return may be stated alone or may be accompanied by investment return information for those separate accounts or the variable life insurance or variable annuity products.

Performance Comparisons

  Yield and Total Return. Each Series may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. The Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series, the Salomon Brothers Strategic Bond Opportunities Series and the Back Bay Advisors Money Market Series may, from time to time, also include their yield in such advertisements or other written information. These results may include comparisons to the yields of money market funds reporting to IBC/Donoghue's Money Fund Report ("Donoghue's Report"). In addition, each Series may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper"). Performance information about a Series is based on the Series' past performance and is not intended to indicate future performance.

  Donoghue's Report is an independent service that collects data from over 1,000 money market funds weekly and reports on the assets, 7- and 30-day yields, 12-month yields, average maturities and portfolio breakdowns of such funds. 12-month yields represent total return assuming reinvestment of dividends for up to one year.

  Lipper is an independent service that monitors the performance of over 750 variable annuity and variable life mutual funds, calculates total return and, in some cases, yield for such funds.

  Total return (and yield in the case of the Back Bay Advisors Bond Income Series, the Back Bay Advisors Money Market Series, the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series) may also be used to compare the performance of a Series against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Government/Corporate Bond Index, the Lehman Intermediate Government/Corporate Bond Index, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Lipper Variable Balanced Fund Average, the Lipper Variable Growth and Income Average, the Lipper Variable A-Rated Corporate Bond Fund Average, the Lipper Variable Flexible Portfolio Fund Average, the Lipper Variable General Bond Fund Average, the Lipper Variable Growth Fund Average, the Lipper Variable International Fund Average, the Lipper Variable Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the Russell 2000 Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, Australia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

  The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 55 financial services and 45 utilities concerns.

  The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

  The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman
Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

  The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S.
Government and U.S. corporations having maturities between one and ten years.

  The Consumer Price Index, published by the U.S. Bureau of Labor
Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

  The S&P/BARRA Growth Index is an unmanaged index of more than 150 large capitalization stocks that have high historical earnings growth and predicted above average earnings growth. The S&P/BARRA Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. Both the S&P/BARRA Growth Index and the S&P/BARRA Value Index are compiled by BARRA.

  The Lipper International Fund Index is an index of 30 international funds which are determined to reflect the general movement of the entire universe of international funds tracked by Lipper Analytical Services.

  The Lipper Variable Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds.

  The Lipper Variable Growth and Income Average represents a grouping of funds underlying annuity products which have growth and income as their investment objectives.

  The Lipper Variable A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  Lipper Variable Flexible Portfolio Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  The Lipper Variable General Bond Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  Lipper Variable Growth Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  The Lipper Variable International Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  The Lipper Variable Intermediate Investment Grade Debt Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable Small Company Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  The Lipper Variable S&P 500 Index Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical
Services.

  The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

  The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

  The Russell 2000 Index is an index which consists of 2000 small market capitalization stocks having an average market cap of $160 million.

  The Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

  From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, the Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine (see Appendix B). In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material.

  The following table presents certain total return information for certain Series and certain indexes and averages for periods ended
December 31, 1996:

                             Total       Total      5-Year    10-Year
                             Return      Return    Average    Average
                            For The    For the 5-   Annual    Annual
                           Year Ended     Year      Total      Total
                            Dec. 31,     Period     Return    Return
                              1996       Ended
                                        Dec. 31,
                                          1996

Loomis Sayles Small Cap        30.67%        --         --        --
Series

Morgan Stanley
International Magnum          6.67         --         --        --
Equity Series(a)

Alger Equity Growth Series     13.17         --         --        --

Capital Growth Series          21.08       67.76%     10.90%    16.34%

Loomis Sayles Avanti Growth    17.58                    --        --
Series

Davis Venture Value Series     25.84         --         --        --

Westpeak Growth and Income     18.10         --         --        --
Series

Westpeak Stock Index Series    22.47       99.60      14.82       --

Loomis Sayles Balanced         16.91         --         --        --
Series

Back Bay Advisors Managed      15.01       76.25      12.00       --
Series

Salomon Brothers Strategic
Bond Opportunities Series    14.36         --         --        --

Back Bay Advisors Bond          4.61       49.25       8.34      8.91
Income Series

Salomon Brothers U.S.
Government Series             3.31         --         --        --

Back Bay Advisors Money         5.11         --         --        --
Market Series

S & P 500                      22.96       103.05     15.22      15.29

Lehman Government/              2.90       41.43       7.18      8.38
Corporate Index

Consumer Price Index            3.32       15.01       2.84      3.68

DJIA                           28.91       132.91     18.42      16.66

(a)     On May 1, 1997, Morgan Stanley Asset Management Inc. succeeded
  Draycott  Partners,  Ltd.  as  subadviser  to  the  Morgan   Stanley
  International Magnum Equity Series.

  No brokerage commissions or other fees were factored into the values of the S&P 500, which is an index of an unmanaged group of common stocks. No adjustments have been made for a shareholder's tax liability on dividends and capital gains distributions.

  Since commencing operations on May 1, 1994, the Loomis Sayles Small Cap Series has made the following distributions of income: on 12/28/94 $0.15 per share; on 12/29/95 $0.78 per share and on 9/16/96
$0.036 and on 12/31/96 $1.03 per share. Over the same period, the Loomis Sayles Small Cap Series had made the following distributions of realized capital gains: none on 12/28/94; on 12/29/95 $4.81 per share and on 9/16/96 $0.9580 and on 12/31/96 $8.60 per share.

  Since commencing operations on October 31, 1994, the Morgan Stanley International Magnum Equity Series has made the following distributions of income: on 12/28/94 $ 0.02 per share; on 12/29/95 $0.12 per share and on 12/31/96 $0.015 per share. Over the same period, the Morgan Stanley International Magnum Equity Series has made the following distributions of realized capital gains: on 12/28/94, 12/29/95 and 12/31/96 no realized capital gains, and paid-in capital of $0.01, none and $0.16, respectively.

  Since commencing operations on October 31, 1994, the Alger Equity Growth Series has made the following distributions of income: on 12/28/94 $0.02 per share; on 12/29/95 $0.01 per share and on 12/31/96
$0.027 per share. Over the same period, the Alger Equity Growth Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains and on 12/29/95 $0.41 per share and no realized capital gains on 12/31/96.

  Since inception, the Capital Growth Series has made the following distributions of income: on 1/20/84 $0.21 per share; on 1/25/85 $1.12 per share; on 1/24/86 $0.90 per share; on 1/23/87 $0.44 per share; on 12/31/87 $0.66 per share; on 12/29/88 $9.55 per share; on 9/14/89
$0.13 per share; on 12/29/89 $2.59 per share; on 12/28/90 $2.11 per share; on 12/27/91 $3.22 per share; on 12/29/92 $4.07; on 12/29/93
$2.18 per share; on 12/28/94 $5.15 per share; on 12/29/95 $3.48 and on
9/16/96 $0.012 per share and on 12/31/96 $3.07 per share. Over the same period, the Capital Growth Series has made the following distributions of realized capital gains: on 1/20/84 $0.49 per share; on 1/24/86 $45.74 per share; on 1/23/87 $122.84 per share; on 12/31/87
$19.59 per share; on 1/28/88 $0.30 per share; on 12/28/90 none; on
12/27/91 $32.37 per share; on 12/31/92 none;  on 12/29/93 $16.75 per share; on 7/22/94 $0.41 per share; on 12/28/94 $8.92 per share; on
12/29/95 $52.58 per share and on 9/16/96 $8.339 and on 12/31/96 $13.94 per share.

  Since commencing the sale of shares on April 30, 1993, the Loomis Sayles Avanti Growth Series has made the following distributions of income: on 12/29/93 $0.175 per share; on 12/28/94 $0.60 per share; on
12/29/95 $0.40 per share and on 9/16/96 $0.016 and on 12/31/96 $0.10 per share. Over the same period, the Loomis Sayles Avanti Growth Series has made the following distributions of realized capital gains: on 12/29/93 $0.885 per share; on 12/28/94 none; on 12/29/95 $4.15 per share and on 9/16/96 $2.082 and on 12/31/96 $7.335 per share.

  Since commencing operations on October 31, 1994, the Davis Venture Value Series has made the following distributions of income: on 12/28/94 $0.03 per share; on 12/29/95 $0.10 per share and on 9/16/96
$0.002 and on 12/31/96 $0.125 per share.   Over the same period, the
Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.20 per share and on 9/16/96 $0.018 and on 12/31/96 $0.25 per share.

  Since commencing the sale of shares on April 30, 1993, the Westpeak Growth and Income Series has made the following distributions of income: on 12/29/93 $0.92 per share; on 12/28/94 $1.92 per share; on
12/29/95 $1.71 per share and on 9/16/96 $0.032 and on 12/31/96 $1.79 per share. Over the same period, the Westpeak Growth and Income Series has made the following distributions of realized capital gains: on 12/29/93 $1.01 per share; on 12/28/94 no capital gains but a distribution of paid-in capital was made on 12/28/94 of $0.02 per share; on 12/29/95 capital gains of $5.69 per share and on 9/16/96 $1.068 on 12/31/96 $12.12 per share.

  Since commencing the sale of shares on May 1, 1987, the Westpeak Stock Index Series has made the following distributions of income: on 12/31/87 $2.23 per share; on 12/29/88 $3.44 per share; on 12/27/89
$3.74 per share; on 12/28/90 $3.99 per share; on 12/27/91 $3.56 per share; on 12/29/92 $8.35 per share; on 12/29/93 $1.54 per share; on
12/28/94 $1.82 per share; on 12/29/95 $1.85 per share and on
9/16/96$0.033 and on 12/31/96 $1.895 per share. Over the same period, the Westpeak Stock Index Series has made the following distributions of realized capital gains: on 12/31/87 $0.41 per share; on 12/29/88 $0.81 per share; on 12/27/89 $1.64 per share; on 12/28/90 none; on
1/29/91 $0.05; on 12/27/91 $0.39 per share; on 12/29/92 $67.41 per share; on 5/20/93 $0.29 per share; on 12/29/93 $0.695 per share and on 12/28/94 $0.16 per share and a distribution of paid-in capital on 12/28/94 of $0.03 per share; on 12/29/95 $1.18 per share and on
9/16/96 $0.044 and on 12/31/96 $0.87 per share.

  Since commencing operations October 31, 1994, the Loomis Sayles Balanced Series has made the following distributions of income: on 12/28/94 $0.05 per share; on 12/29/95 $0.26 per share and on 9/16/96
$0.001 and on 12/31/96 $0.27 per share. Over the same period, the Loomis Sayles Balanced Series has made the following distributions of realized capital gains: on 12/28/94 none; on 12/29/95 $0.19 per share and on 9/16/96 $0.044 and on 12/31/96 $0.10 per share.

  Since commencing the sale of shares on May 1, 1987, the Back Bay Advisors Managed Series has made the following distributions of income: on 12/31/87 $2.73 per share; on 12/29/88 $5.24 per share; on
12/27/89 $4.22 per share; on 12/28/90 $5.52 per share; on 12/27/91
$6.41 per share; on 12/29/92 $5.13 per share; on 5/20/93 $0.02 per share;  on 12/29/93 $4.36 per share; on 12/28/94 $5.38 per share; on
12/29/95 $6.57 per share  and on 9/16/96 $0.059 and on 12/31/96 $6.38 per share. Over the same period, the Back Bay Advisors Managed Series has made the following distributions of realized capital gains: on 12/29/88 $0.38; on 12/27/89 $0.38; on 12/28/90 none; on 12/27/91 $1.15 per share; on 12/29/92 $1.07 per share;  on 12/29/93 $2.65 per share;
on 12/28/94 none; on 12/29/95 $0.88 per share and on 9/16/96 $0.409 and on 12/31/96 $11.045 per share.

  Since commencing on October 31, 1994, the Salomon Brothers Strategic Bond Opportunities Series has made the following distributions of income: on 12/28/94 $ 0.12 per share; on 12/29/95 $0.55 per share and on 9/16/96 $0.011 and on 12/31/96 $0.59 per share. Over the same period, the Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.22 per share and on 9/16/96 $0.011 and on 12/31/96 $0.174 per share.

  Since inception, the Back Bay Advisors Bond Income Series has made the following distributions of income: on 1/20/84 $3.76 per share; on 1/25/85 $11.60 per share; on 1/24/86 $11.09 per share; on 1/23/87
$10.04 per share; on 12/31/87 $8.67 per share; on 12/29/88 $10.70 per share; on 12/27/89 $6.91 per share; on 12/28/90 $7.46 per share; on
12/27/91 $9.47 per share; on 12/29/92 $6.87 per share; on 12/29/93
$6.25 per share; on 12/28/94 $7.05 per share; on 12/29/95 $7.05 per share and on 12/31/96 $7.70 per share. Over the same period, the Back Bay Advisors Bond Income Series has made the following distributions of realized capital gains: on 1/20/84 $0.11 per share; on 1/24/86 $1.67 per share; on 1/23/87 $11.10 per share; on 12/28/90 none; on
12/27/91 $2.13 per share; on 12/29/92 $1.57 per share; on 12/29/93
$4.16 per share; on 12/28/94 none; on 12/29/95 none and on 9/16/96
$0.035 per share and on 12/31/96 $0.315.

  Since commencing operations on October 31, 1994, the Salomon Brothers U.S. Government Series has made the following distributions of income: on 12/28/94 $ 0.10 per share; on 12/29/95 $0.33 per share and on 9/16/96$0.002 and on 12/31/96 $0.56 per share. Over the same period, the Salomon Brothers U.S. Government Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.08 and on 9/16/96 $0.015 and on 12/31/96 none per share.

                         TRUSTEES AND OFFICERS

Trustees and officers of the Fund (ages in parentheses) and their principal occupations during the past five years or more are as follows:

NANCY HAWTHORNE (46) -- Trustee;  Pilot House, Lewis Wharf, Boston, MA
   02110; Executive Vice President, Enterprise Transformation;
   formerly, Senior Vice President and Chief Financial Officer,
   Continental Cablevision, Inc. (cable television operator);
   Director, Perini Corporation (construction).

JOSEPH M. HINCHEY (72) -- Trustee; 193 Wamphassuc Road, Stonington,
   Connecticut 06378; Retired; formerly, Senior Vice President-Finance, Analog Devices, Inc. (manufacturer of electronic devices); Trustee, Union College and Citizens Scholarship Foundation of America, Inc.; Director, New England Security Insurance and Chemet Corporation (manufacturer of metallurgical products).

RICHARD S. HUMPHREY, JR. (71) -- Trustee; 217 Waterways Avenue., P.O.
   Box 518, Boca Grande, Florida 33921; retired Chairman of the
   Board, HBM/Creamer (advertising agency).

ROBERT B. KITTREDGE (76) -- Trustee; 21 Sturdivant Street, Cumberland
   Foreside, ME 04110; Retired; Trustee, CGM Trust and CGM Capital Development Fund; formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Inc.

LAURENS MACLURE (72) -- Trustee; 183 Sohier Street, Cohasset, MA
   02025; Retired; Trustee, CGM Trust and CGM Capital Development Fund; Director, Blue Cross of Massachusetts (health insurance).

DALE  ROGERS  MARSHALL (60) -- Trustee; 26 East Main Street, Norton,  MA
   02766;   President,   Wheaton  College;  formerly,   Academic   Dean,
   Wellesley College.

JOSEPH F. TURLEY (72) -- Trustee; 5680 N. AIA #304, Indian River
   Shores, FL 32963; Retired; Director, The Gillette Company (manufacturers of personal care products) and EG&G, Inc. (a diversified technical company); formerly, President and Chief Operating Officer, The Gillette Company.

JOHN J. ARENA, (60) -- Trustee; 330 Beacon Street, Boston, MA 02116;
   Retired; formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and President of BayBank Investment Management,
   BayBanks, Inc.

JOHN W. FLYNN, (58) -- Trustee; 791 Main Street, Warren, RI 02885;
   Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group.

JOHN T. LUDES, (61) -- Trustee; 1700 E. Putnam Avenue, Old Greenwich,
   CT 06870; President and Chief Operating Officer, American Brands; formerly, President and CEO, Acushnet Company.

FREDERICK K. ZIMMERMANN* (45) -- Chairman of the Board, Chief
   Executive Officer, President and Trustee; Chief Investment Officer and Executive Vice President, NELICO; formerly, Senior Vice President, Vice President and Controller, The New England; Chairman of the Board and President, TNE Advisers, Inc.; Director and Vice President - Investments, NELICO until 1996; Chairman of the Board and President, New England Pension and Annuity Company.

ANNE M. GOGGIN* (49) -- Senior Vice President and Trustee; Senior Vice
   President and Associate General Counsel, NELICO; Vice President, General Counsel, Secretary and Clerk, New England Securities
   Corp., Vice President and Counsel, The New England (1994-1996); formerly, Second Vice President and Counsel, The New England.

JOHN F. GUTHRIE (53) -- Senior Vice President; Vice President, NELICO;
   Senior Vice President, TNE Advisers, Inc.; formerly, Vice President-Portfolio Strategy, The New England.

ALAN C. LELAND (44) -- Senior Vice President; Senior Vice President,
   NELICO; Chief Financial Officer, TNE Advisers, Inc.; formerly,
   Vice President, The New England.

FRANK NESVET (52) -- Treasurer; Senior Vice President and Chief
   Financial Officer, New England Funds, L.P.; formerly, Executive Vice President, SuperShare Services Corporation.

* Denotes interested trustee as defined in the Investment Company Act of 1940, as amended

  Previous positions during the past five years with NELICO or its predecessor, New England Mutual Life Insurance Company, or Back Bay Advisors, CGM, Westpeak, Loomis Sayles or New England Funds, L.P. are omitted, if not materially different. The Fund's Trustees also serve as managers of New England Variable Annuity Fund I, for which New England Securities acts as a principal underwriter and CGM as investment adviser.

  Except as indicated above, the address of each trustee and officer of the Fund affiliated with NELICO is 501 Boylston Street, Boston, Massachusetts 02116. The address of each trustee or officer of the Fund affiliated with Back Bay Advisors, New England Funds, L.P. or New England Securities is 399 Boylston Street, Boston, Massachusetts. The address of each trustee and officer affiliated with CGM is One International Place, Boston, Massachusetts.

  The officers and trustees of the Fund who are "interested persons" receive no compensation from the Fund, for their services in such capacities, although they do receive compensation from NELICO, Back Bay Advisors, CGM, Westpeak, Loomis Sayles or New England Funds, L.P. for services rendered in other capacities.

Trustees Fees

  The Fund pays no compensation to its officers or to its trustees who are interested persons thereof.

  Each Trustee who is not an interested person receives for serving as Trustee of the Fund and on the board of New England Variable Annuity Fund I ("NEVA") a retainer fee at an annual rate of $20,000, and meeting attendance fees of $2,000 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $3,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $2,000. The compensation is allocated among the Series and NEVA based on a formula that takes into account, among other factors, the assets of each Series, and NEVA.

  During the fiscal year ended December 31, 1996, the persons who were then trustees of the Fund received the amounts set forth below for serving as a trustee of the Fund and for also serving on the governing board of NEVA.

                    Aggregate      Total Compensation
                   Compensation     from the Fund and
Name of Trustee   from the Fund           NEVA
                     in 1996             in 1996
Nancy Hawthorne      $26,053             $28,000
Joseph M.              27,966             30,000
Hinchey
Richard S.             26,053             28,000
Humphrey, Jr.
Robert B.              26,053              63,750(a)
Kittredge
Laurens MacLure        28,922              66,750(a)
Dale Rogers            24,186             26,000
Marshall
Joseph F. Turley       26,053             28,000
John J. Arena          13,091             14,000
John. W. Flynn         13,091             14,000
John T. Ludes          11,224             12,000
  ________________

     (a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which CGM, the investment adviser of the Fund's Capital Growth Series, serves as investment adviser.

  The Fund provides no pension or retirement benefits to trustees, but has adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

  At March 31, 1997, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                         ADVISORY ARRANGEMENTS

  Advisory Structure. Pursuant to separate advisory agreements dated August 30, 1996, TNE Advisers, Inc., has agreed to manage the investment and reinvestment of assets of the Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government Series, Loomis Sayles Small Cap, Loomis Sayles Avanti Growth, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series. TNE Advisers, Inc. has delegated certain of these responsibilities, including responsibility for determining what investments such Series should purchase, hold or sell and directing all trading for the Series' account, for each of the above Series to subadvisers under subadvisory agreements described below. Pursuant to an advisory agreement dated August 30, 1996, CGM has agreed to manage the investment and reinvestment of the assets of the Capital Growth Series.

  In each case, advisory services are provided subject to the supervision and control of the Fund's trustees. Each advisory agreement also provides that the relevant investment adviser will furnish or pay the expenses of the applicable Series for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. TNE Advisers, Inc. has subcontracted with New England Funds, L.P. to provide, at no extra cost to the Series it advises, certain administrative services to the Fund. CGM, in the case of the Capital Growth Series, has subcontracted with New England Funds, L.P. to provide such services for that Series.

  TNE Advisers, Inc. is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NELICO, which in turn is a wholly owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. TNE Advisers, Inc. oversees, evaluates and monitors the subadvisers' provision of investment advisory services to all of the Series (except the Capital Growth Series) and provides general business management and administration to all of the Series (except the Capital Growth Series).

  Subject to the supervision of TNE Advisers, Inc. each subadviser, pursuant to Subadvisory Agreements dated August 30, 1996 (December 16, 1996 in the case of the Davis Venture Value Series and May 1, 1997 in the case of the Morgan Stanley International Magnum Equity Series), manages the assets of its Series in accordance with that Series' investment objective and policies, makes investment decisions for that Series and employs professional advisers and securities analysts who provide research services to that Series. The Series pay no direct fees to any of the subadvisers.

  Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"). New England Investment Companies, L.P. ("NEIC") owns the entire limited partnership interest in Back Bay Advisors. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which is a wholly-owned subsidiary of MetLife. NEIC and its subsidiary or affiliated asset management firms, collectively, have more than $100 billion of assets under management or administration. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NELICO and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $7 billion in total assets; it is subadviser to the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Money Market Series.

  Loomis Sayles, subadviser to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Loomis Sayles Balanced Series, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include other registered investment companies and some accounts of NELICO and its affiliates ("New England Accounts"). Loomis Sayles is a limited partnership whose sole general partner is Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles.

  MSAM conducts worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc., Dean Witter, Discover & Co., which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as adviser to numerous open-end and closed-end investment companies.

  Fred Alger Management Incorporated ("Alger Management") provides investment management services to mutual funds and to other institutions and individuals; it is subadviser to the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger Company, Inc., which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger are majority owners of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

  CGM is a limited partnership whose general partner, Kenbob, Inc., is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. In addition to advising the Capital Growth Series, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, NEVA and New England Growth Fund of the New England Funds. CGM also provides investment advice to other institutional and individual clients.

  Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. Organized in 1991, Westpeak provides investment management services to a mutual fund and other institutional clients, including accounts of MetLife and its affiliates; it is subadviser to the Westpeak Growth and Income and Westpeak Stock Index Series.

  Davis Selected Advisors, L.P. ("Davis Selected") provides investment advisory services for mutual funds and other clients; it is subadviser to the Davis Venture Value Series. Venture Advisers, Inc., the general partner of Davis Selected, is controlled by Shelby M.C. Davis. Davis Selected may also delegate any of its responsibilities to Davis Selected-NY ("DSA-NY")

  Salomon Brothers Asset Management Inc ("SBAM") which is a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series.

  On November 28, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of SBAM and Salomon Brothers Asset Management Limited ("SBAM Ltd."), merged Salomon with and into Smith Barney Holdings, Inc., a subsidiary of Travelers, to form a new company called Salomon Smith Barney Holdings, Inc. (The "Transaction"). As a result of the Transaction, Travelers is the ultimate parent of SBAM and SBAM Ltd. Travelers is a diversified financial services company engaged in the investment services, asset management, consumer finance and life and property casualty insurance services. SBAM and SBAM Ltd continue to serve as the subadvisers of the Salomon Brothers Strategic Bond Opportunities Series. SBAM also continue to serve as the subadviser of the Salomon Brothers U. S. Government Series.

  The Transaction is expected to be completed by the end of November 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and approval of Salomon stock holders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM and SBAM Ltd. which will continue to serve as investment subadviser to each of the respective Series'.

  Advisory Fees. Each Series pays its adviser compensation at the annual percentage rates of the corresponding levels of that Series' average daily net asset values (the adviser of the Capital Growth Series is CGM, the adviser of each other Series is TNE Advisers), subject to any fee reductions or deferrals as described in the Prospectus under "Voluntary Expense Agreement" or "Expense Deferral Arrangement."

                                    Annual      Average Daily Net
             Series               Percentage   Asset Value Levels
                                     Rate
Loomis Sayles Small Cap Series         1.00%    all assets

Morgan Stanley International           0.90%    all assets
Magnum Equity Series

Alger Equity Growth Series             0.75%    all assets

Capital Growth Series                  0.70%    the first $200
                                                million
                                       0.65%    the next $300 million
                                       0.60%    amounts in excess of
                                                $500 million

Loomis Sayles Avanti Growth Series     0.70%    the first $200
                                     0.65%      million
                                     0.60%    the next $300 million
                                              amounts in excess of
                                                $500 million

Davis Venture Value Series             0.75%    all assets

                                    Annual      Average Daily Net
             Series               Percentage   Asset Value Levels
                                     Rate
Westpeak Growth and Income Series      0.70%    the first $200
                                     0.65%      million
                                     0.60%    the next $300 million
                                              amounts in excess of
                                                $500 million

Westpeak Stock Index Series            0.25%    all assets

Loomis Sayles Balanced Series          0.70%    all assets

Back Bay Advisors Managed Series       0.50%    all assets

Salomon Brothers Strategic Bond        0.65%    all assets
Opportunities Series

Back Bay Advisors Bond Income          0.40%    the first $400
Series                               0.35%      million
                                     0.30%    the next $300 million
                                     0.25%    the next $300 million
                                              amounts in excess of
                                                $1 billion

Salomon Brothers U.S. Government       0.55%    all assets
Series

Back Bay Advisors Money Market         0.35%    the first $500
Series                               0.30%      million
                                     0.25%    the next $500 million
                                              amounts in excess of
                                                $1 billion

  Sub-Advisory Fees. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the following
Series:
                           Annual Percentage
                               Rates Paid       Average Daily Net Asset
Series                     by TNE Advisers to         Value Levels
                          the Respective Sub-
                                Advisers
Loomis Sayles Small Cap          0.55%          of    the   first    $25
Series                                          million
                                 0.50%          of the next $75 million
                                 0.45%          of    the   next    $100
                                                million
                                 0.40%          of  amounts in excess of
                                                $200 million

Morgan Stanley                     0.75%          of    the   first    $10
International Magnum             0.60%          million
Equity Series*                   0.45%          of the next $40 million
                                 0.40%          of the next $30 million
                                                of  amounts in excess of
                                                $100 million

Alger Equity Growth              0.45%          of    the   first   $100
Series**                                        million
                                 0.40%          of    the   next    $400
                                                million
                                 0.35%          of  amounts in excess of
                                                $500 million

Loomis Sayles Avanti             0.50%          of    the   first    $25
Growth                                          million
    Series                       0.40%          of the next $75 million
                                 0.35%          of    the   next    $100
                                                million
                                 0.30%          of  amounts in excess of
                                                $200 million

Davis Venture Value              0.45%          of    the   first   $100
Series                                          million
                                 0.40%          of    the   next    $400
                                                million
                                 0.35%          of  amounts in excess of
                                                $500 million

Westpeak Growth and              0.50%          of    the   first    $25
Income Series                                   million
                                 0.40%          of the next $75 million
                                 0.35%          of    the   next    $100
                                                million
                                 0.30%          of  amounts in excess of
                                                $200 million
                           Annual Percentage
                               Rates Paid       Average Daily Net Asset
Series                     by TNE Advisers to         Value Levels
                          the Respective Sub-
                                Advisers
Westpeak Stock Index             0.10%          of all assets
Series

Loomis Sayles Balanced           0.50%          of    the   first    $25
Series                                          million
                                 0.40%          of the next $75 million
                                 0.30%          of  amounts in excess of
                                                $100 million

Back Bay Advisors                0.25%          of    the   first    $50
Managed Series                                  million
                                 0.20%          of  amounts in excess of
                                                $50 million

Salomon Brothers                 0.35%          of    the   first    $50
Strategic Bond                                  million
    Opportunities Series         0.30%          of    the   next    $150
                                                million
                                 0.25%          of    the   next    $300
                                                million
                                 0.20%          of  amounts in excess of
                                                $500 million

Back Bay Advisers Bond           0.25%          of    the   first    $50
Income                                          million
    Series                       0.20%          of    the   next    $200
                                                million
                                 0.15%          of  amounts in excess of
                                                $250 million

Salomon Brothers U.S.            0.225%         of    the   first   $200
Government                                      million
    Series                       0.150%         of    the   next    $300
                                                million
                                 0.100%         of  amounts in excess of
                                                $500 million

Back Bay Advisors Money          0.15%          of    the   first   $100
Market                                          million
    Series                       0.10%          of  amounts in excess of
                                                $100 million

*Prior to May 1, 1997 the Subadvisory fee rate payable for the Morgan Stanley International Magnum Equity Series was 0.75% of the first $10 million of the Series' average net assets, 0.60% of the next $40 million of such assets, 0.45% of such assets in excess of $50 million.

  **Prior to May 1, 1996, the advisory fee rate for the Alger Equity Growth Series was 0.70% of average net assets and the sub-advisory fee rate was 0.45% of the first $10 million of average net assets, 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets, 0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million. Effective May 1, 1996, Alger Management has agreed with TNE Advisers, Inc. that the sub-advisory fee payable by TNE Advisers, Inc. to Alger Management will be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million.
This fee reduction benefits TNE Advisers, Inc., but does not reduce the advisory fees payable by the Series. The fee reduction agreement will expire on (a) January 1, 1998 or (b) at such time as TNE
Advisers, Inc. has recovered certain expenses (generally, those expenses borne by TNE Advisers, Inc. under the Expense Deferral Arrangement prior to January 1, 1996 which are not recovered from the Series), whichever comes first.

  In connection with SBAM's service as subadviser to the Strategic Bond Opportunities Series, SBAM's London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to pay SBAM Limited one-third of the compensation that SBAM receives for serving as subadviser to the Series. SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc.

  For the fiscal year ended December 31, 1994, the Back Bay Advisors Managed Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series paid advisory fees of $613,249, $515,084 and $231,326, respectively, to Back Bay Advisors. For that same period, the Capital Growth Series paid advisory fees of $4,396,663 to CGM, the Westpeak Growth and Income Series and the Westpeak Stock Index Series paid advisory fees of $111,827 and $83,095, respectively, to Westpeak and the Loomis Sayles Avanti Growth Series paid advisory fees of $132,596 to Loomis Sayles. For the period May 1, 1994 to December 31, 1994, the Loomis Sayles Small Cap Series paid no advisory fees to Loomis Sayles. For the period October 31, 1994 to December 31, 1994, the Loomis Sayles Balanced, the Morgan Stanley International Magnum Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Davis Venture Value and the Alger Equity Growth Series paid no advisory fees to TNE Advisers, Inc.

  For the following periods in 1995, the following amounts of advisory fees were paid by the following Series:

            January 1, 1995 to   May 1, 1995 to    January 1, 1995 to
              April 30, 1995    December 31, 1995   December 31, 1995
Series      Amount   Adviser   Amount    Adviser   Amount    Adviser
            Paid     Paid      Paid      Paid      Paid      Paid

Loomis                                   TNE
Sayles      $22,671  Loomis    $124,433  Advisers  --        --
Small Cap            Sayles              , Inc.
Series

Morgan
Stanley
Internatio                                                   TNE
nal Magnum  --       --        --        --        $85,666   Advisers
Equity                                                       , Inc.
Series

Alger                                                        TNE
Equity      --       --        --        --        $144,943  Advisers
Growth                                                       , Inc.
Series

Capital
Growth      --       --        --        --        $5,232,5  CGM
Series                                             62

Loomis
Sayles                                   TNE
Avanti      $65,057  Loomis    $195,829  Advisers  --        --
Growth               Sayles              , Inc.
Series

Davis                                                        TNE
Venture     --       --        --        --        $131,969  Advisers
Value                                                        , Inc.
Series

Westpeak                                 TNE
Growth and  $59,980  Westpeak  $182,648  Advisers  --        --
Income                                   , Inc.
Series

Westpeak                                 TNE
Stock       $33,568  Westpeak  $88,791   Advisers  --        --
Index                                    , Inc.
Series

Loomis                                                       TNE
Sayles      --       --        --        --        $65,752   Advisers
Balanced                                                     , Inc.
Series

Back Bay             Back Bay            TNE
Advisors    $207,821 Advisors  $467,918  Advisers  --        --
Managed                                  , Inc.
Series

Salomon
Brothers                                                     TNE
Strategic   --       --        --        --        $35,085   Advisers
Bond                                                         , Inc.
Opportunit
ies Series

Back Bay             Back Bay            TNE
Advisors    $173,139 Advisors  $399,140  Advisers  --        --
Bond                                     , Inc.
Income
Series

Salomon
Brothers                                                     TNE
U.S.        --       --        --        --        $20,446   Advisers
Government                                                   , Inc.
Series

Back Bay             Back Bay            TNE
Advisors    $84,329  Advisors  $193,678  Advisers  --        --
Money                                    , Inc.
Market
Series

  For the fiscal year end December 31, 1996, each Series (except the Capital Growth Series) paid the following amounts in advisory fees to TNE Advisers, Inc.

Series                                  Amount Paid to TNE
                                          Advisers, Inc.
Loomis Sayles Small Cap                    $240,646
Morgan Stanley International Magnum          70,553
Equity Series (1)
Alger Equity Growth Series                  281,325
Loomis Sayles Avanti Growth Series          169,578
Davis Venture Value Series                  198,620
Westpeak Growth and Income Series           165,074
Westpeak Stock Index Series                 102,444
Loomis Sayles Balanced Series                83,980
Back Bay Advisors Managed Series            430,920
Salomon Brothers Strategic Bond              60,044
Opportunities Series
Back Bay Advisors Bond Income Series        311,174
Salomon Brothers U.S. Government             35,234
Series
Back Bay Advisors Money Market Series       201,904

(1) Prior to May 1, 1997, the Morgan Stanley International Magnum Equity Series was subadvised by Draycott Partners, Ltd. On January 22, 1997, the Board of Trustees approved a new subadvisory agreement with Morgan Stanley Asset Management Inc. which was approved by shareholders on April 24, 1997, and the Series consequently changed its name from the Draycott International Equity Series to the Morgan Stanley International Magnum Equity Series.

  For the fiscal year ended December 31, 1996, the Capital Growth
Series paid CGM a total of $6,398,659 in advisory fees.

  Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the trustees of the Fund or by vote of a majority of the outstanding voting securities of the applicable Series and (ii) by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Any amendment to any advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Series and by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Each agreement may be terminated without penalty by the trustees or by the shareholders of the applicable Series, upon sixty days' written notice, or by the applicable Series' investment adviser, upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each subadvisory agreement may be terminated without penalty upon ninety days' written notice by the relevant subadviser. Each advisory agreement will automatically terminate if the Fund shall at any time be required by New England Securities, which is a wholly-owned subsidiary of NELICO, to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Series and by a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser.

  Each advisory agreement provides that if the total ordinary business expenses of a particular Series for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Series are qualified for sale, the applicable Series' investment adviser shall pay such excess. Each advisory agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Series or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

  As required by state insurance licensing authorities, each Series' investment adviser has also undertaken, separately from the advisory agreements, to be liable for negligence in the performance of any administrative services with respect to the Fund which are supplemental to their management of the investment and reinvestment of that Series' assets.

  Each advisory and subadvisory agreement provides that the relevant investment adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

  Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of the other advisory accounts and clients (including other Series of the Fund and other registered investment companies, and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Series for which Back Bay Advisors acts as a subadviser may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts.

  Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time that competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time that the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

  It is believed that the ability of the Series for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Series. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Back Bay Advisors as subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

  Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Detroit office of Loomis Sayles buys and sell portfolio securities for the Loomis Sayles Small Cap Series. The Chicago office of Loomis Sayles buys and sells portfolio securities for the Loomis Sayles Avanti Growth Series. The Pasadena office buys and sells portfolio securities for the Loomis Sayles Balanced Series. These and other offices of Loomis Sayles buy securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Series advised by Loomis Sayles also invest. If one of these Series and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each.
It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security which that Series purchases or sells. In other cases, however, it is believed that these practices may benefit the Series. It is the opinion of the trustees of the Fund that the desirability of retaining Loomis Sayles as subadviser for these Series outweighs the disadvantages, if any, which might result from these practices.

  Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Westpeak Growth and Income Series or the Westpeak Stock Index Series also may invest.
When these Series and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Westpeak Growth and Income Series and the Westpeak Stock Index Series. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold.
It is the opinion of the trustees of the Fund that the desirability of retaining Westpeak as subadviser for the Westpeak Growth and Income Series and the Westpeak Stock Index Series outweighs the disadvantages, if any, which might result from these practices.

  Various officers and trustees of the Fund also serve as officers or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM (including accounts of affiliates of CGM) sometimes invest in securities in which the Capital Growth Series also invests. If the Capital Growth Series and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Capital Growth Series purchases or sells. In other cases, however, it is believed that these practices may benefit the Capital Growth Series. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Capital Growth Series outweighs the disadvantages, if any, which might result from these practices.

  Certain officers and employees of SBAM, Davis Selected, MSAM and Alger Management have responsibility for portfolio management for other clients (including other registered investment companies and affiliates of SBAM, Davis Selected, MSAM or Alger Management) some of which may invest in securities in which the respective Series that these subadvisers manage also invest. In such circumstances, SBAM, Davis Selected or Alger Management may determine that orders for the purchase or sale of the same security for the Series it manages and one or more other registered investment companies or other accounts it manages should be combined, in which event the transactions will be priced and allocated in a manner deemed by SBAM, Davis Selected, MSAM or Alger Management, respectively, to be equitable and in the best interests of the respective Series that it manages and its other accounts. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security that a Series purchases or sells. In other cases, however, it is believed that these practices may benefit a Series. It is the opinion of the trustees that the desirability of retaining SBAM, Davis Selected, MSAM and Alger Management as subadvisers for the respective Series outweighs the disadvantages, if any, which might result from these practices.

                        DISTRIBUTION AGREEMENT

  Under an agreement with the Fund, New England Securities, a Massachusetts corporation, serves as the general distributor of shares of each Series, which are sold at net asset value without any sales charge. The offering of each Series' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts. New England Securities receives no compensation from the Fund or purchasers of Fund shares for acting as distributor. The agreement does not obligate New England Securities to sell a specific number of shares. New England Securities is a wholly-owned subsidiary of NELICO.

  New England Securities controls the words "New England" in the Fund's name and if it should cease to be the Fund's distributor, the Fund may be required to change its name and delete these words. New England Securities also acts as general distributor for New England Retirement Investment Account, New England Variable Annuity Fund I, The New England Variable Account, New England Variable Annuity Separate Account and New England Variable Life Separate Account.

                            OTHER SERVICES

  Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Series and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Series. Upon instruction, State Street Bank receives and delivers cash and securities of the Series in connection with Series transactions and collects all dividends and other distributions made with respect to Series portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each Series on a daily basis.

  Independent Accountants. The Fund's independent accountants are Deloitte & Touche, LLP. Deloitte & Touche, LLP conducts an annual audit of each Series, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. A table of selected per share data and ratios for each of the Series appears in the Prospectus. Prior to January 1, 1997 the Fund's independent accountants were Coopers & Lybrand, LLP, this table and the financial statements included in this Statement of Additional Information are included in reliance on the report of Coopers & Lybrand for the years 1987 through 1996 .

  Other Arrangements. Office space, facilities, equipment and/or certain administrative services for the Fund (and, where applicable, other mutual funds) under the investment management of CGM or TNE Advisers, Inc. are currently furnished by New England Funds, L.P., under separate service agreements with those investment advisers. Under a service agreement between Back Bay Advisors and New England Securities for fiscal years ended December 31, 1994, 1995 and 1996, Back Bay Advisors paid New England Securities or New England Funds, L.P., an affiliate of New England Securities, $51, 918, $71,233 and $44,919, respectively, relating to the Back Bay Advisors Money Market Series; $109,472, $126,352 and $68,830, respectively, relating to the Back Bay Advisors Bond Income Series; and $104,256, $120,279 and $63,191, respectively, relating to the Back Bay Advisors Managed Series under a service agreement. Under a service agreement between New England Securities and CGM, CGM paid New England Securities or New England Funds, L.P., for fiscal years ended December 31, 1994, 1995 and 1996, $621,253, $734,743 and $1,574,016, respectively, relating to the Capital Growth Series. Under a service agreement between Loomis Sayles and New England Funds, L.P., Loomis Sayles paid New England Funds, L.P. for the fiscal years ended December 31, 1994, 1995 and 1996 $29,614, $34,683 and $30,928, respectively, for the Loomis Sayles Avanti Growth Series. Under the service agreement between New England Securities and Westpeak, Westpeak paid New England Securities $25,381, $31,668 and $30,331 for the fiscal years ended December 31, 1994, 1995 and 1996, respectively, for the Westpeak Growth and Income Series $49,833, $49,914 and $32,318 for the fiscal years ended December 31, 1994, 1995 and 1996, respectively, for the Westpeak Stock Index Series. Under a service agreement between Loomis, Sayles and New England Funds, L.P., Loomis Sayles paid New England Funds, L.P. $2,007 for the period May 1, 1994 to December 31, 1994, and $10,604 and $24,599 for the fiscal years ended December 31, 1995 and 1996 for the Loomis Sayles Small Cap Series.

     For the period October 31, 1994 through December 31, 1994, under the service agreement between New England Funds, L.P. and TNE Advisers, Inc., TNE Advisers, Inc. paid $1,666 for the Loomis Sayles Balanced Series, $1,666 for the Morgan Stanley International Magnum Equity Series, $1,666 the Salomon Brothers U.S. Government Series, $1,666 for the Salomon Brothers Strategic Bond Opportunities Series, $1,666 for the Davis Venture Value Series and $1,666 for the Alger Equity Growth Series; for the fiscal year ended December 31, 1995, TNE Advisers, Inc. paid $10,044 for the Loomis Sayles Balanced Series, $10,044 for the Morgan Stanley International Magnum Equity Series, $10,044 for the Salomon Brothers U.S. Government Series, $10,044 for the Salomon Brothers Strategic Bond Opportunities Series, $11,503 for the Venture Value Series and $13,133 for the Alger Equity Growth Series. For the fiscal year ended December 31, 1996, under a service agreement between New England Funds, L.P. and TNE Advisers, Inc., TNE Advisers, Inc. paid $18,011 for the Loomis Sayles Balanced Series, $14,419 for the Morgan Stanley International Magnum Equity Series, $10,000 for the Salomon Brothers U.S. Government Series, $11,629 for the Salomon Brothers Strategic Bond Opportunities Series, $31,230 for the Davis Venture Value Series and $38,435 for the Alger Equity Growth Series.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE

  Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment advisers or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment advisers or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or subadvisers. The services may also be used by the investment advisers or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Certain Portfolio Transactions of Loomis Sayles Balanced, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series

  It is expected that the portfolio transactions of the Loomis Sayles Balanced, Back Bay Advisors Managed Series, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series in bonds, notes and money market instruments, will generally be with issuers or dealers on a net basis without a stated commission. Portfolio turnover for the years 1994, 1995 and 1996 was 82%, 73% and 98% respectively, for the Back Bay Advisors Bond Income Series and 76%, 51% and 72%, respectively, for the Back Bay Advisors Managed Series. The Loomis Sayles Balanced Series' portfolio turnover rates for the periods May 1, 1994 through December 31, 1994 and the fiscal year ended December 31, 1995 and 1996 were 0%, 72% and 59%, respectively.

Loomis Sayles Small Cap Series, Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Capital Growth Series, Loomis Sayles Avanti Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series and Back Bay Advisors Managed Series (Common Stock Transactions)

  In placing orders for the purchase and sale of portfolio securities, CGM, in the case of the Capital Growth Series, Loomis Sayles, in the case of the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap and the Loomis Sayles Balanced Series, Back Bay Advisors, in the case of investments in common stocks by the Back Bay Advisors Managed Series, Draycott, in the case of the Draycott International Equity Series, Davis Selected, in the case of the Davis Venture Value Series, and Alger Management, in the case of the Alger Equity Growth Series, each selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Series' advisers or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Capital Growth Series, Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Back Bay Advisors Managed Series, Morgan Stanley International Magnum Equity Series, Davis Venture Value Series and Alger Equity Growth Series will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  For the fiscal years ending in 1994, 1995 and 1996, brokerage transactions for the Capital Growth Series aggregating $1,855,305,003, $3,292,999,742 and $3,548,037,504, respectively, were allocated to brokers providing research services and commissions of $2,659,378, $4,129,082 and $4,124,163, respectively, were paid on those transactions. For the fiscal years ending in 1994, 1995 and 1996 the Westpeak Stock Index Series paid brokerage commissions aggregating $10,918, $10,566 and $9,955, respectively. For the same periods, the Back Bay Advisors Managed Series paid brokerage commissions aggregating $21,159, $1,615 and $11,697, respectively. For the fiscal years ending December 31, 1994, 1995 and 1996, the Loomis Sayles Avanti Growth Series paid brokerage commissions of $67,095, $72,377 and $74,700 and $2,775, $2,080 and $1,300 were paid to brokers providing research services. The Westpeak Growth and Income Series paid brokerage commissions of $54,751, $61,252 and $106,927 for the fiscal years ended 1994, 1995 and 1996, respectively. For the period May 1, 1994 to December 31, 1994 and fiscal years ended December 31, 1995 and 1996, the Loomis Sayles Small Cap Series paid brokerage commissions of $7,395, $97,195 and $462,358, respectively. For the period October 31, 1994 to December 31, 1994, and the fiscal year end 1995 and 1996, the Morgan Stanley International Magnum Equity Series paid brokerage commissions of $4,714, $85,037 and $127,196. The Davis Venture Value Series paid brokerage commissions of $6,084 and $40,523 and $81,002 for the fiscal years ended 1994, 1995 and 1996. The Alger Equity Growth Series paid brokerage commissions of $2,452, $69,052 and $174,495 for the fiscal years ended 1994, 1995 and 1996.

Westpeak Growth and Income Series, Westpeak Stock Index Series,
Salomon Brothers Strategic Bond Opportunities Series and Salomon
Brothers U.S. Government Series

  In placing orders for the purchase and sale of securities, Westpeak, in the case of the Westpeak Growth and Income and Westpeak Stock Index Series, and SBAM, in the case of Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series, always seeks best execution. Westpeak and SBAM each selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak or SBAM will each use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak or SBAM may cause the Series they manage to pay a broker-dealer that provides brokerage and research services to Westpeak or SBAM an amount of commission for effecting a securities transaction for a Series in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak or SBAM, as the case may be, must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's or SBAM's overall responsibilities to the Fund and its other clients. Westpeak's or SBAM's authority to cause the Series it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.

Affiliated Brokerage

  A Series may pay brokerage commissions to an affiliated broker for acting as the respective Series' agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. The Alger Equity Growth Series paid $2,452, $69,052 and $174,495 in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker, for the period October 31, 1994 to December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, respectively. The amount paid by the Alger Equity Growth Series represents approximately 100%, 100% and 100% of that Series' aggregate brokerage commissions for the period October 31, 1994 to December 31, 1994 and for the years ended December 31, 1995 and 1996. For the fiscal year ended December 31, 1996 the Davis Venture Value Series paid a total of $5,316 in brokerage commissions to Shelby Cullum Davis, Inc., an affiliated broker. This amount represents 6.6% of the Series aggregate brokerage commissions for the fiscal year ended December 31, 1996.

                        DESCRIPTION OF THE FUND

  The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 16, 1986. On February 27, 1987, the Fund succeeded to the operations of The New England Zenith Fund, Inc., a Massachusetts corporation incorporated on January 7, 1983 as NEL Series Fund, Inc. On November 1, 1985, the name of that corporation was changed to Zenith Fund, Inc. and on July 17, 1986 it was changed again to The New England Zenith Fund, Inc.
The Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series all commenced investment operations in 1983. The Westpeak Stock Index Series commenced operations on March 30, 1987. The Back Bay Advisors Managed Series commenced investment operations on May 1, 1987. The Loomis Sayles Avanti Growth and the Westpeak Growth and Income Series commenced investment operations in April 1993. The Loomis Sayles Small Cap Series commenced investment operations on May 1, 1994. The Alger Equity Growth, Morgan Stanley International Magnum Equity, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series commenced investment operations on October 31, 1994.

  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each of the Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Loomis Sayles Avanti Growth, Davis Venture Value, Westpeak Growth and Income, Westpeak Stock Index, Loomis Sayles Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income, Salomon Brothers U.S. Government and Back Bay Advisors Money Market Series. Interests in the Fund portfolios described in the Prospectus and in this Statement of Additional Information are represented by shares of such Series. Each share of a Series represents an equal proportionate interest in such Series with each other share and is entitled to a proportionate interest in the dividends and distributions from such Series. The shares of the Series do not have any preemptive rights. Upon liquidation of any Series, whether pursuant to liquidation of the Fund or otherwise, shareholders of such Series are entitled to share pro rata in the net assets of such Series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

  The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares. The Fund is a "series" company as that term is used in Section 18(f) of the 1940 Act.

  The Declaration of Trust provides for the perpetual existence of the Fund. The Fund or any Series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Series affected. The Declaration of Trust further provides that the trustees may terminate the Fund or any Series upon written notice to the shareholders thereof.

  The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of the Series. The underlying assets of each Series are segregated and are charged with the expenses in respect of that Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Funds are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series.

  As of December 1, 1996, all of the outstanding voting securities of the Fund were owned by separate accounts of MetLife and/or NELICO, and may, from time to time, be owned by those separate accounts and the general account of NELICO and its affiliates. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a registered separate account (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that MetLife and NELICO each is required to vote any shares held in general account (or in any unregistered separate account for which voting privileges were not extended) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

Voting Rights

  Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered with the SEC (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of NELICO and its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

  There will normally be no meetings of shareholders for the purpose of electing trustees except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.

  No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

  Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for indemnification out of the relevant Series' property for all loss and expense of any shareholder held personally liable for the obligations of the Series in which the shareholder owns shares. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Series itself would be unable to meet its obligations. For purposes of such liability, the Fund's shareholders are the separate accounts investing directly in the Fund and not the owners of variable life insurance or variable annuity contracts or purchasers of other insurance products.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                         FINANCIAL STATEMENTS


  The financial statements of the Fund and the related reports of independent accountants included in the Fund's annual report for the year ended December 31, 1996 are incorporated herein by reference.


                             APPENDIX A-1
                      DESCRIPTION OF BOND RATINGS


Moody's Investors Service, Inc.

                                  Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                   A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                  Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                  Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                  Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

  (1)     An application for rating was not received or accepted.

  (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  (3) There is a lack of essential data pertaining to the issue or issuer.

  (4) The issue was privately placed, in which case the rating is not published in Moody's publications.
_________________
Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                  AAA
This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                  AA
Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                   A
Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                  BBB
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                            BB, B, CCC, CC
Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                   C
The rating C is reserved for income bonds on which no interest is being paid.

                                   D
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             APPENDIX A-2
                DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                  A-1
Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                  A-2
Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                  P-1
The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

  (1) evaluation of the management of the issuer;

  (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

  (3) evaluation of the issuer's products in relation to competition and customer acceptance;

  (4) liquidity;

  (5) amount and quality of long-term debt;

  (6) trend of earnings over a period of ten years;

  (7) financial strength of a parent company and the relationships which exist with the issuer; and

  (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                  P-2
Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                              APPENDIX B

ABC and affiliates
Atlanta Constitution
Atlanta Journal
Austin American Statesman
Baltimore Sun
Barron's
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghue's Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Financial News Network
Financial Planning
Financial Services Week
Financial World
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Institutional Investor
Investment Dealers Digest
Investment Vision
Investor's Daily
Journal of Commerce
Kansas City Star
LA Times
Leckey, Andrew  (syndicated column)
Life Association News
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rukeyser's Business (syndicated column)
Sacramento Bee
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew  (syndicated column)
UPI
US News and World Report
USA Today
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
Worth Magazine
WRKO

                              APPENDIX C
                ADVERTISING AND PROMOTIONAL LITERATURE

     Advertising and promotional literature prepared by NELICO for products it issues or administers may include references to TNE Advisers or NEIC and its affiliates that perform advisory and subadvisory functions for TNE Advisers also including, but not limited to: Back Bay Advisors, Loomis Sayles, CGM and Westpeak. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the CGM Funds

     NELICO's advertising and promotional literature may include references to other NELICO or NEIC affiliates including, but not limited to, New England Investment Associates, L. P., AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds, the Oakmark Family of Funds and Jurika & Voyles and their fund groups.

     References to subadvisers unaffiliated with TNE Advisers or NELICO that perform subadvisory functions on behalf of New England Zenith Fund and their respective fund groups may be contained in NELICO's advertising and promotional literature including, but not limited to, Alger, Davis Selected, Salomon Brothers and MSAM.

     NELICO's advertising and promotional material may include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

  Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Series

  Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

  Specific and general investment philosophies, strategies, processes, techniques and types of analysis

  Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

  The corporate histories, founding dates and names of founders of the entities

  Awards, honors and recognition given to the firms

  The names of those with ownership interest and the percentage of ownership

  The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

  Current capitalization, levels of profitability and other financial and statistical information

  Identification of portfolio managers, researchers, economists, principals and other staff members and employees

  The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


  Current and historical statistics about:

   -total dollar amount of assets managed
   -TNE Advisers assets managed in total and/or by Series
   -Asset managed by CGM in total and/or by Series
   -the growth of assets
   -asset types managed
   -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
   -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

  The general and specific strategies applied by the advisers in the management of the New England Zenith Fund's portfolios including, but not limited to:

   -the pursuit of growth, value, income oriented, risk management or other strategies
   -the manner and degree to which the strategy is pursued
   -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
   -the types and characteristics of investments sought and specific portfolio holdings
   -the actual or potential impact and result from strategy implementation
   -through its own areas of expertise and operations, the value added by subadvisers to the management process
   -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
   -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

 Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series of the Fund, and those families of funds, other than New England Zenith Fund.
 Any such references will indicate that New England Zenith Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series and other funds managed by the Series' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

     In addition, communications and materials developed by NELICO or its affiliates may make reference to the following information about NEIC and its affiliates:

     NEIC is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. NEIC maintains over $100 billion in assets under management. In addition, promotional materials may include:

     New England Securities Corporation ("NES") an indirect sudsidiary of NELICO, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to NEIC-affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

     Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.


     References to the Series may be included in NELICO's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

  Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom NELICO may or may not have a relationship.

  Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the NELICO as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

  Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

   -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
   -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
   -current and prospective ERISA regulation and requirements.

  Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NELICO
  401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   -increased employee retention
   -reinforcement or creation of morale
   -deductibility of contributions for participants
   -deductibility of expenses for employers
   -tax deferred growth, including illustrations and charts
   -loan features and exchanges among accounts
   -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

  Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Zenith Fund and investing in NELICO's 401(k) and retirement plans, including, but not limited to:

   -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
   -broad choice of investment options and competitive fees
   -plan sponsor and participant statements and notices
   -the plan prototype, summary descriptions and board resolutions -plan design and customized proposals
   -trusteeship, record keeping and administration
   -the services of State Street Bank, including, but not limited to, trustee services and tax reporting
   -the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
   -the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

  Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   -access to expertise on investments
   -assistance in interpreting past, present and future market trends and economic events
   -providing information to clients including participants during enrollment and on an ongoing basis after participation
   -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.